                                                                   EXHIBIT 10.11



                            FIRST AMENDMENT TO THIRD
                       AMENDED AND RESTATED LOAN AGREEMENT


         THIS FIRST AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT
AGREEMENT (the "Amendment") is made and entered into effective the 15th day of May, 1998, by and between KBK FINANCIAL, INC., a Delaware corporation (herein called "Borrower"); BANK ONE, TEXAS, N.A., a national banking association, as Agent for itself and the other Lenders (in such capacity, the "Agent"), WELLS FARGO BANK (TEXAS), N.A., a national banking association (successor in interest to First Interstate Bank of Texas, N.A., a national banking association); FLEET BANK, N.A., a national banking association, OVERTON BANK AND TRUST, N.A., a national banking association; and BANK OF AMERICA TEXAS, N.A., a national banking association (collectively, "Lenders"), in connection with the credit facility more fully described in the Third Amended and Restated Credit Agreement, as amended by this Amendment (collectively, the "Credit Facility").

                                R E C I T A L S:

         WHEREAS, Borrower and Lenders entered into a Third Amended and Restated Loan Agreement dated August 21, 1997 (which, as the same may be amended from time to time, is herein called the "Loan Agreement"); the terms defined unless otherwise defined herein; and

         WHEREAS, Borrower and Lender desire to amend certain terms and provisions of the Loan Agreement to (i) permit the extension of the maturity date of the Revolving Credit Notes (Over-Advance); (ii) permit the execution of Revolving Credit Notes (Bridge Loan) aggregating $5,000,000.00 to the Lenders; and (iii) amend certain terms and provisions of the Loan Agreement.

                               A G R E E M E N T:

         1. Amendments to the Loan Agreement. The Loan Agreement is, effective the date hereof, and subject to the satisfaction of the conditions precedent set forth in Section 2 hereof, hereby amended as follows:

         (a) Section 1, Credit Facility, Paragraph B(c), is hereby amended by deleting the reference to the Over-Advance Maturity Date of "AUGUST 19, 1998 [364 DAYS FROM CLOSING]" and substituting "MAY 14, 1999" therefor.

         (b) Section 1, Credit Facility. An additional Paragraph C entitled "Bridge Notes," is hereby added as follows:

                  "C.      Bridge Notes.

                           (a) Bridge Notes: Borrower's obligation to repay the
                  portion of the indebtedness advanced by the Lenders under the Credit Facility (the "Bridge Credit Facility") shall be evidenced by its execution of a promissory note (the "Bank One Note") dated of even date herewith in the form attached hereto as Exhibit "A-1", a promissory note (the "Wells Fargo Note") dated of even date herewith in the form attached hereto as Exhibit "A-2", a promissory note (the
                  "Bank of America Note") dated of even date herewith in the form attached hereto as Exhibit "A-3", a promissory note (the "Fleet Note") dated of even date herewith in the form attached hereto as Exhibit "A-4" and a promissory note (the "Overton Note") dated of even date herewith in the form attached hereto as Exhibit "A-5" (collectively, the "Bridge Notes").

                           (b) Maximum Bridge Credit Facility Availability;
                  Advance Procedure: $5,000,000.00, subject to the limitations set forth in this Amendment, and the face amount of the note(s) payable to each of the Lenders based on its pro-rata participation interest to be distributed by each of the Lenders. Borrower may request advances pursuant to the Bridge Credit Facility from Agent by telephone at least one (1) Business Day (as defined in the Loan Agreement) prior to the requested date of advance for advances accruing interest at the Prime Rate (as defined in the Loan Agreement). Agent shall request each Lender to make available to Agent such Lender's portion of the requested advance, as described in Section 10(k) of the Loan Agreement. Agent shall advance to Borrower all funds delivered by the Lenders to Agent for the purpose of funding such requested advance to Borrower.

                           (c) Term: Through October 15, 1998 (the "Bridge
                  Maturity Date").

                           (d) Rate: The Prime Rate (as defined in the Loan
                  Agreement) plus, one and one-quarter percent (1-1/4%) (the "Index Rate"), not to exceed the maximum non-usurious rate permitted by applicable law (the "Maximum Rate").

                           (e) Repayment Terms: Accrued and unpaid interest
                  shall be due and payable on the last day of each calendar month with the balance of unpaid principal and accrued and unpaid interest due and payable on the Bridge Maturity Date; provided, however, Borrower shall apply the net proceeds received by it from (i) the sale of any equity securities of Borrower, or any warrant, option or other right to acquire any equity securities of Borrower (and any proceeds resulting from the exercise thereof), or (ii) the sale of any debt securities of Borrower which are subordinate in right of payment to the Bridge Notes, or any warrant, option or other right to acquire such debt securities (and any proceeds resulting from the exercise thereof), to the repayment of all amounts owing under the Bridge Notes before such proceeds are used for any other purpose(s). To the extent any such proceeds are insufficient to repay the Bridge Notes in full, the foregoing covenant shall continue in effect with respect to any proceeds received from any such events until all amounts owing thereon have been repaid in full.

                           (f) Purpose: To enable Borrower to finance certain
                  mezzanine loans.

         (c) Section 2, Interest, is hereby amended by adding the following Subparagraph (j):

                           "(j)     The Bridge Notes shall accrue interest at
                  the rate set forth in Section 1(c)(d) hereof."

         (d) Section 4, Reporting Requirements, Paragraph (b), Quarterly Financial Statements, reference to "Exhibit 'D' annexed hereto" is hereby replaced and substituted with Exhibit "D" attached to and made a part of this Amendment.

         (e) Section 5, Affirmative Covenants, Paragraph (c), Current Committed Amount, the reference to "Exhibit 'E' annexed hereto" is hereby replaced and substituted with that Exhibit "E" attached to and made a part of this Amendment.

         (f) Section 5, Affirmative Covenants, Paragraph (d), Borrowing Base, Subparagraph (2), is hereby amended by adding the following provisional covenant at the end of Subparagraph (2):

                           "However, the ten percent (10%) limitation for the
                  Over-Advance Facility shall be eliminated until the Bridge Maturity Date. In addition, until the Bridge Maturity Date, loans to and accounts purchased from Bender Shipbuilding and Ponder Industries shall not be excluded from the Over-Advance Borrowing Base because of non-compliance with Subsection (F) of Section 5(e) below."

         (g) Section 5, Affirmative Covenants, Paragraph (d), Borrowing Base, is hereby amended by adding the following Subparagraph (4) at the end of Paragraph (d):

                           "(4) The borrowing base for the Bridge Facility (the
                  "Bridge Borrowing Base") shall be the sum of Borrower's acceptable "mezzanine loans" as determined by the Agent, in its sole discretion, not to exceed $5,000,000.00. If at any time the amount outstanding under the Bridge Note is greater than the Bridge Borrowing Base at such time, Borrower shall immediately make a prepayment on the Bridge Note in an amount to reduce the aggregate outstanding amounts thereof to an amount not more than the Bridge Borrowing Base."

         (h) Section 6, Negative Covenants, Paragraph (e), Indebtedness, Subparagraph (ii), is hereby amended by deleting the reference to "(ii) INCUR FUNDED DEBT SO LONG AS THE AGGREGATE OF ALL OUTSTANDING FUNDED DEBT OF BORROWER AND GUARANTOR DOES NOT EXCEED $1,000,000.00," and substituting "(ii) INCUR FUNDED DEBT SO LONG AS THE AGGREGATE OF ALL OUTSTANDING FUNDED DEBT OF BORROWER AND GUARANTOR IS UNSECURED AND DOES NOT EXCEED $5,000,000.00," therefor.

         2. Conditions of Effectiveness. This Amendment shall become effective when, and only when, Lender shall have received counterparts of this Amendment executed by Borrower and Section 1 hereof shall become effective when, and only when, Lender shall have additionally received all of the follow ing documents, each document (unless otherwise indicated) being dated the date of receipt thereof by Lender (which date shall be the same for all such documents), in form and substance satisfactory to the Lender:

                  (a) $5,000,000.00 Bridge Note(s), on a pro-rata amount payable to Lenders in accordance with their participation interest in the Credit Facility;

                  (b) A certificate of the Board of Directors of Borrower and KBK Capital Corporation ("Guarantor") authorizing the execution, delivery and performance of this Amendment, and the matters contemplated hereby;

                  (c) Counterparts of the consent appended hereto (the "Consent of Guarantor") executed by Guarantor;

                  (d) Fifth Amendment to Amended and Restated Accounts Receivable and Inventory Security Agreement;

                  (e) The Current Commitment Letter stipulating amounts agreed to by all Lenders;

                  (f) A loan commitment fee equal to $12,500.00; and

                  (g) Any and all other documentation as Lender may reasonably require.

         3. Representations and Warranties of Borrower. Borrower represents and warrants as follows:

                  (a) Borrower is duly authorized and empowered to execute, deliver and perform this Amendment and all other instruments referred to or mentioned herein to which it is a party, and all action on its part requisite for the due execution, delivery and the performance of this Amendment has been duly and effectively taken. This Amendment, when executed and delivered, will constitute valid and binding obligations of Borrower enforceable in accordance with its terms. This Amendment does not violate any provisions of Borrower's Articles of Incorporation, By-Laws, or any contract, agreement, law or regulation to which Borrower is subject, and does not require the consent or approval of any regulatory authority or governmental body of the United States or any state.

                  (b) The representations and warranties made by Borrower in the Loan Agreement are true and correct as of the date of this Amendment.

                  (c) No event has occurred and is continuing which constitutes an Event of Default or would constitute an Event of Default but for the requirement that notice be given or time elapse or both.

         4. Reference to and Effect on the Loan Documents.

                  (a) Upon the effectiveness of Section 1 hereof, on and after the date hereof, each reference in the Loan Agreement to "this Agreement", "hereunder", "hereof", "herein" or words of like import, and each reference in the Security Documents shall mean and be a reference to the Loan Agreement as amended hereby.

                  (b) Except as specifically amended above, the Loan Agreement, the Notes and the Security Documents shall remain in full force and effect and are hereby ratified and confirmed. Without limiting the generality of the foregoing, the Security Documents and all collateral described therein do and shall continue to secure the payment of all obligations of Borrower under the Loan Agreement and the Notes, as amended hereby and under the other Security Documents.

                  (c) The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of Lender under any of the Security Documents, nor constitute a waiver of any provision of any of the Security Documents.

         5. Waiver. As additional consideration for the execution, delivery and performance of this Amendment by the parties hereto and to induce Lender to enter into this Amendment, Borrower warrants and represents to Lender that no facts, events, statuses or conditions exist or have existed which, either now or with the passage of time or giving of notice, or both, constitute or will constitute a basis for any claim or cause of action against Lender or any defense to (i) the payment of any obliga tions and indebtedness under the Notes and/or the Security Documents or (ii) the performance of any of its obligations with respect to the Notes and/or the Security Documents, and in the event any such facts, events, statuses or conditions exist or have existed, Borrower unconditionally and irrevocably waives any and all claims and causes of action against Lender and any defenses to its payment and performance obligations in respect to the Notes and the Security Documents.

         6. Costs and Expenses. Borrower agrees to pay on demand all costs and expenses of Lender in connection with the preparation, reproduction, execution and delivery of this Amendment and the other instruments and documents to be delivered hereunder, including the reasonable fees and out-of-pocket expenses of counsel for Lender. In addition, Borrower shall pay any and all fees payable or determined to be payable in connection with the execution and delivery, filing or recording of this Amendment and the other instruments and documents to be delivered hereunder, and agrees to save Lender harmless from and against any and all liabilities with respect to or resulting from any delay in paying or omission to pay such fees.

         7. Execution in Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same instrument.

         8. Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of Texas.

         9. Final Agreement. THIS WRITTEN AMENDMENT REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

         IN WITNESS WHEREOF, the parties hereto have caused this instrument to be duly executed in multiple counterparts, each of which is an original instrument for all purposes, all as of the day and year first above written.

                                      "BORROWER"

                                      KBK FINANCIAL, INC.

                                      By:  /s/ DEBORAH B. WILKINSON
                                           ---------------------------------
                                      Name:    Deborah B. Wilkinson
                                           ---------------------------------
                                      Title:   Vice President and Controller
                                             -------------------------------

                                      Address for Notice:

                                      2200 City Center II
                                      301 Commerce Street
                                      Fort Worth, Texas  76102
                                      Attention:  Robert J. McGee
                                      Telephone No.:  817/258-6020
                                      Telecopy No.:  817/258-6110


ACCEPTED AND AGREED TO:

BANK ONE, TEXAS, N.A.


By:   /s/ BARRY A. KELLY
     --------------------------------------
     Barry A. Kelly, Senior Vice President

Address for Notice:

910 Travis
Houston, Texas  77002
Telephone No.:  713-751-3831
Telecopy No.:    713-751-6199


WELLS FARGO BANK (TEXAS), N.A.

By:  /s/ JOHN R. PELOUBET
    ----------------------------
Name:  John R. Peloubet
      --------------------------
Title:  Vice President
       -------------------------

Address for Notice:

505 Main Street, Suite 300
Fort Worth, Texas  76102
Telephone No.:  ________________
Telecopy No.:    817/347-0056


FLEET BANK, N.A.


By:  /s/ ANDREA H. LEE
    ----------------------------
Name:    Andrea H. Lee
      --------------------------
Title:   Vice President
       -------------------------


Address for Notice:

592 Fifth Avenue
Mail Stop NYNYF16E
1185 Avenue of the Americas
New York, New York  10036
Telephone No.: (212) 319-6130
Telecopy No.:  (212) 819-6212

OVERTON BANK AND TRUST, N.A.


By:  /s/ PAM R. DRENNER
     --------------------------------------
     Pam R. Drenner, Senior Vice President

Address for Notice:

777 Main Street
Fort Worth, Texas  76102
Telephone No.:  (817) 377-5046
Telecopy No.:  (817) 336-5615

BANK OF AMERICA, TEXAS, N.A.


By:   /s/ GEORGE M. SMITH
     --------------------------------------
     George M. Smith, Vice President

Address for Notice:

333 Clay, Suite 3600
Houston, Texas  77002
Telephone No.:  713-652-3615
Telecopy No.:    713-652-3619


GUARANTOR:

         By execution hereof the undersigned Guarantor consents to the terms of this Agreement including, without limitation, the obligations imposed pursuant to Section 4 hereof and the waivers set forth in Section 5 hereof.

                                      "Borrower"

                                      KBK FINANCIAL, INC.

                                      By:  /s/ DEBORAH B. WILKINSON
                                           ---------------------------------
                                      Name:    Deborah B. Wilkinson
                                           ---------------------------------
                                      Title:   Vice President and Controller
                                             -------------------------------

                                      Address for Notice:
                                      2200 City Center II
                                      301 Commerce Street
                                      Forth Worth, Texas  76102

                              CONSENT OF GUARANTOR


                       Dated Effective as of May 15, 1998


         The undersigned, KBK CAPITAL CORPORATION, as the Guarantor referred to in the foregoing Amendment to which this Consent is annexed (the "Amendment"), hereby consents to the foregoing Amendment and hereby confirms to and agrees with each Lender that (i) the guaranties in effect on the date hereof to which Guarantor is a party are, and shall continue to be, in full force and effect and is hereby confirmed and ratified in all respects except that, upon the effectiveness of, and on and after the date of, the Amendment, all references in the guaranties to the Loan Agreement, shall mean the Loan Documents, the Security Documents and Notes, as modified, extended and amended by the Amendment, and (ii) the guaranties do, and shall continue to, guarantee the payment by the Borrower to each Lender of its obligations under the Loan Agreement, the Loan Documents, the Security Documents and the Notes, as modified, extended and amended by this Amendment, including, without limitation, the $5,000,000.00 Bridge Note(s).


                                      KBK FINANCIAL, INC.

                                      By:  /s/ DEBORAH B. WILKINSON
                                           ---------------------------------
                                      Name:    Deborah B. Wilkinson
                                           ---------------------------------
                                      Title:   Vice President and Controller
                                             -------------------------------

                                   EXHIBIT "D"
                                    [FORM OF]
                             COMPLIANCE CERTIFICATE

Financial Covenant            Required Ratio/Amount              Actual
------------------            ---------------------              Ratio/Amount
                                                                 ------------
Tangible Net Worth            $10,000,000.00
                                                                 -----------
Ratio of Funded Debt to
Primary Capital               Not greater than 3.00 to 1.00
                                                                 -----------
Amount of other funded        Not greater than $5,000,000
indebtedness                                                     -----------

Interest Coverage             Ratio Not less than 1.50 to 1.00
                                                                 -----------

         I further certify to the Agent that (a) no default under the Agreement is existing on the date of this certificate, and (b) the foregoing report is true and correct as of the date hereof. Capitalized terms used herein and not otherwise defined herein shall have the respective meanings given thereto in the Agreement.

                          By:
                               ---------------------------------
                          Name:
                               ---------------------------------
                          Title:   Authorized Financial
                                   Officer of KBK Financial, Inc.

                                   EXHIBIT "E"
                                    [FORM OF]
                            CURRENT COMMITMENT LETTER



                                 May _____, 1998


KBK Financial, Inc.
2200 City Center II
301 Commerce Street
Fort Worth, Texas  76102

         Re: First Amendment to Third Amended and Restated Loan Agreement of even date herewith (the "Loan Agreement"), among KBK Financial, Inc. ("Borrower"), Bank One, Texas, N.A., Wells Fargo Bank (Texas), N.A., Bank of America Texas, N.A., Overton Bank & Trust, N.A., and Fleet Bank, N.A. (collectively, the "Banks")

Gentlemen:

In accordance with Section 5(c) of the Loan Agreement, the Borrower has requested and the Banks hereby agree that, effective this date, the Current Committed Amount(s) allowable under the Credit Facility shall be as follows:

                  Current Committed Revolving Amount             $40,000,000

                  Current Committed Over-Advance Amount          $ 5,000,000

                  Current Committed Bridge Amount                $ 5,000,000


All capitalized terms used herein which have been defined in the Loan Agreement have been used in accordance with the definitions ascribed to them in the Loan Agreement.



                                      Yours very truly,

                                      BANK ONE, TEXAS, N.A.,


                                      By:
                                           ---------------------------------
                                      Name:
                                            --------------------------------
                                      Title:
                                             -------------------------------

                                      WELLS FARGO BANK (TEXAS),
                                      N.A.


                                      By:  /s/ JOHN R. PELOUBET
                                           ---------------------------------
                                      Name:    John R. Peloubet
                                            --------------------------------
                                      Title:   Vice President
                                             -------------------------------


                                      BANK OF AMERICA, TEXAS, N.A.


                                      By:  /s/ GEORGE M. SMITH
                                           ---------------------------------
                                      Name:    George M. Smith
                                            --------------------------------
                                      Title:   Vice President
                                             -------------------------------


                                      FLEET BANK, N.A.


                                      By:  /s/ ANDREA H. LEE
                                           ---------------------------------
                                      Name:    Andrea H. Lee
                                            --------------------------------
                                      Title:   Vice President
                                             -------------------------------


                                      OVERTON BANK & TRUST, N.A.



                                      By:  /s/ PAM R. DRENNER
                                           ---------------------------------
                                      Name:    Pam R. Drenner
                                            --------------------------------
                                      Title:   Senior Vice President
                                             -------------------------------


ACKNOWLEDGED AND AGREED TO:

"BORROWER"

KBK FINANCIAL, INC.


By:  /s/ DEBORAH B. WILKINSON
    ----------------------------------
Name:    Deborah B. Wilkinson
     ---------------------------------
Title:   Vice President and Controller
     ---------------------------------

"GUARANTOR"

KBK CAPITAL CORPORATION


By:
    ---------------------------------
Name:
     --------------------------------
Title:
     --------------------------------